                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,   Inc.,  a  Michigan
corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.
Taubman and Lisa A. Payne and each of them, with full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  the Company's  Annual Report on Form 10-K for the
year ended December 31, 2001, and any and all  amendments  thereto,  to be filed with the Securities and Exchange  Commission (the "Commission")  pursuant to the
Securities  Exchange  Act of  1934,  as  amended  (the  "Act"),  and any and all instruments  that  such  attorneys  and  agents,  or  either  of them,  may deem necessary  or  advisable  to enable the  Company to comply  with the Act and the rules,  regulations,  and requirements of the Commission in respect thereof, and the undersigned  does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise,  all of the powers hereby  conferred.
     IN WITNESS WHEREOF,  the undersigned has hereunto  subscribed his signature this 27th day of February, 2002.

                                                     /s/ Graham T. Allison
                                                     ___________________________
                                                     Graham T. Allison

                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,   Inc.,  a  Michigan
corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.
Taubman and Lisa A. Payne and each of them, with full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  the Company's  Annual Report on Form 10-K for the
year ended December 31, 2001, and any and all  amendments  thereto,  to be filed with the Securities and Exchange  Commission (the "Commission")  pursuant to the
Securities  Exchange  Act of  1934,  as  amended  (the  "Act"),  and any and all instruments  that  such  attorneys  and  agents,  or  either  of them,  may deem necessary  or  advisable  to enable the  Company to comply  with the Act and the rules,  regulations,  and requirements of the Commission in respect thereof, and the undersigned  does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise,  all of the powers hereby  conferred.
     IN WITNESS WHEREOF,  the undersigned has hereunto  subscribed his signature this 29th day of March, 2002.

                                                     /s/ Allan J. Bloostein
                                                     ___________________________
                                                     Allan J. Bloostein

                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,   Inc.,  a  Michigan
corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.
Taubman and Lisa A. Payne and each of them, with full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  the Company's  Annual Report on Form 10-K for the
year ended December 31, 2001, and any and all  amendments  thereto,  to be filed with the Securities and Exchange  Commission (the "Commission")  pursuant to the
Securities  Exchange  Act of  1934,  as  amended  (the  "Act"),  and any and all instruments  that  such  attorneys  and  agents,  or  either  of them,  may deem necessary  or  advisable  to enable the  Company to comply  with the Act and the rules,  regulations,  and requirements of the Commission in respect thereof, and the undersigned  does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise,  all of the powers hereby conferred.
     IN WITNESS WHEREOF,  the undersigned has hereunto  subscribed his signature this 21st day of February, 2002.

                                                     /s/ Jerome A. Chazen
                                                     ___________________________
                                                     Jerome A. Chazen

                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,   Inc.,  a  Michigan
corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.
Taubman and Lisa A. Payne and each of them, with full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  the Company's  Annual Report on Form 10-K for the
year ended December 31, 2001, and any and all  amendments  thereto,  to be filed with the Securities and Exchange  Commission (the "Commission")  pursuant to the
Securities  Exchange  Act of  1934,  as  amended  (the  "Act"),  and any and all instruments  that  such  attorneys  and  agents,  or  either  of them,  may deem necessary  or  advisable  to enable the  Company to comply  with the Act and the rules,  regulations,  and requirements of the Commission in respect thereof, and the undersigned  does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise,  all of the powers hereby  conferred.
     IN WITNESS WHEREOF,  the undersigned has hereunto  subscribed his signature this 29th day of March, 2002.

                                                     /s/ S. Parker Gilbert
                                                     ___________________________
                                                     S. Parker Gilbert

                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,   Inc.,  a  Michigan
corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.
Taubman and Lisa A. Payne and each of them, with full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  the Company's  Annual Report on Form 10-K for the
year ended December 31, 2001, and any and all  amendments  thereto,  to be filed with the Securities and Exchange  Commission (the "Commission")  pursuant to the
Securities  Exchange  Act of  1934,  as  amended  (the  "Act"),  and any and all instruments  that  such  attorneys  and  agents,  or  either  of them,  may deem necessary  or  advisable  to enable the  Company to comply  with the Act and the rules,  regulations,  and requirements of the Commission in respect thereof, and the undersigned  does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise,  all of the powers hereby conferred.
     IN WITNESS WHEREOF,  the undersigned has hereunto  subscribed his signature this 21st day of February, 2002.

                                                     /s/ Peter Karmanos, Jr.
                                                     ___________________________
                                                     Peter Karmanos, Jr.

                                POWER OF ATTORNEY

     The  undersigned,   a  Director  of  Taubman  Centers,   Inc.,  a  Michigan
corporation  (the  "Company"),  does hereby  constitute  and  appoint  Robert S.
Taubman and Lisa A. Payne and each of them, with full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company,  the Company's  Annual Report on Form 10-K for the
year ended December 31, 2001, and any and all  amendments  thereto,  to be filed with the Securities and Exchange  Commission (the "Commission")  pursuant to the
Securities  Exchange  Act of  1934,  as  amended  (the  "Act"),  and any and all instruments  that  such  attorneys  and  agents,  or  either  of them,  may deem necessary  or  advisable  to enable the  Company to comply  with the Act and the rules,  regulations,  and requirements of the Commission in respect thereof, and the undersigned  does hereby ratify and confirm as his own act and deed all that such  attorneys  and agents,  and each of them,  shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise,  all of the powers hereby conferred.
     IN WITNESS WHEREOF,  the undersigned has hereunto  subscribed his signature this 22nd day of February, 2002.

                                                     /s/ William S. Taubman
                                                     ___________________________
                                                     William S. Taubman